Ex.99.906 CERT

N-CSR Exhibit for Item 12(b): CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Martin Small, President (Principal Executive Officer), and Jack Gee, Treasurer and Chief Financial Officer (Principal Financial Officer), of iShares Trust (the “Registrant”), each certify, to his knowledge, that:

1. The Registrant’s periodic report on Form N-CSR for the period ended July 31, 2017 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: September 29, 2017	/s/ Martin Small	President (Principal Executive Officer)
	Martin Small [Signature]	[Title]

Date: September 29, 2017	/s/ Jack Gee	Treasurer and Chief Financial Officer (Principal Financial Officer)
	Jack Gee [Signature]	[Title]